UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 28, 2013

CLEANTECH SOLUTIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34591	74-223508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 Yanyu Middle Road Qianzhou Village, Huishan District, Wuxi City Jiangsu Province, People’s Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 51083397559

Copies to:
Asher S. Levitsky PC
Ellenoff Grossman & Schole LLP
150 East 42nd Street
New York, New York 10017
Phone: (212) 370-1300
Fax: (646) 895-7182
E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On January 3, 2013, Cleantech Solutions International, Inc. (the “Company”) was informed by its independent registered public accounting firm, Sherb & Co., LLP, ("Sherb"), that it has combined its practice with RBSM LLP (the "Merger") effective January 1, 2013.  RBSM LLP is a member of Russell Bedford International (RBI). As a result, Sherb effectively resigned as the Company's independent registered public accounting firm and RBSM LLP became the Company's independent registered public accounting firm.  The engagement of RBSM LLP as the Company's independent registered public accounting firm was approved by the Audit Committee of the Board of Directors of the Company on January 28, 2013.

The principal accountant's reports of Sherb on the financial statements of the Company as of and for the two years ended December 31, 2011 and December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

During the two years ended December 31, 2011 and December 31, 2010 and through the date of this 8-K, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended December 31, 2011 and December 31, 2010 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2011 and December 31, 2010 and through the date of this 8-K, the Company did not consult with RBSM LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 24, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description
16.1	Letter dated January 28, 2013 from Sherb & Co., LLP to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2013

Cleantech Solutions International, Inc.
(Registrant)

By:	/s/ Adam Wasserman
Adam Wasserman
Chief Financial Officer

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